EXHIBIT 10.7



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAS BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THIS NOTE.

                          AUGMENT SYSTEMS INCORPORATED

_____________, 1996                                      Westford, Massachusetts
                                                           $

                       SECURED CONVERTIBLE PROMISSORY NOTE

                  AUGMENT SYSTEMS INCORPORATED, a Delaware corporation (the "Company"), for value received, hereby promises to pay to_________________________ or registered assigns (the "Holder") the principal and accrued interest on this Note three years from the date hereof (the "Maturity Date"), at the principal offices of the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, in the event the Company effects an initial public offering of the Company's securities (an "IPO") (i) 33.3% of the principal and accrued interest thereon shall be payable on the closing of an IPO ("IPO Closing"); (ii) 33.3% of the principal and accrued interest thereon shall be payable one year from an IPO Closing, and (iii) the balance of the principal and accrued interest thereon shall be paid two years from an IPO Closing. Interest on the outstanding principal sum hereof shall be payable at the rate of ten percent (10%) per annum based on a 360 day year until the Company's obligation with respect to the payment of such principal sum shall be discharged as herein provided. In the event that for any reason whatsoever any interest or other consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be applied for the repayment of the principal amount hereof or shall otherwise be waived. This Note is one of several Notes issued in connection with the Company's Private











Placement, as set forth in the Private Placement Memorandum dated September 25, 1995, as amended.

                  1.       Transfers of Note to Comply with the 1933 Act

                           The  Holder  agrees  that  this Note may not be sold,
transferred,  pledged,  hypothecated or otherwise disposed of except as follows:
(1) to a person who, in the opinion of counsel to the Company, is a person to whom the Note may legally be transferred without registration and without delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (2) to any person who complies with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (3) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

                  2.       Prepayment

                           The principal  amount of this Note may not be prepaid
by the Company, in whole or in part, without the consent of the Holder. Upon any prepayment of the principal amount due under this Note, all accrued, but unpaid, interest shall be paid to the Holder on the date of prepayment.

                           In  the  event  all  or  substantially   all  of  the
Company's assets are to be sold or otherwise disposed of other than in a merger in which the Company is the surviving corporation, this Note and all accrued interest thereon shall be paid in full from the proceeds of the transfer of such assets.

                  3.       Security

                           This  Note,   as  well  as  other  notes  offered  in
connection with the Company's $500,000 minimum and $1,150,000 maximum private placement of securities (the "Private Placement Notes") shall be secured, on a pro rata basis, by all of the assets of the Company, which security interest shall be automatically subordinate to all present and future senior bank




                                       2




debt of the Company. The Holder agrees to take all necessary steps and execute all documents necessary to evidence such subordination. The Holder also appoints Rickel & Associates, Inc., as attorney in fact, to execute all subordination documents on behalf of the Holder.

                  4.       Issuance of Common Stock and Conversion of Note

                           a.  Simultaneously  with the  execution of this Note,
the Holder shall receive from the Company 15,842 shares of common stock ("Common Stock"). The Common Stock shall be subject to that certain Registration Rights Agreement of even date among the Holders hereof and the Company, as outlined in
Section 5 hereof.

                           b.  Simultaneously  with the  closing of an IPO,  any
portion of the principal and accrued interest of this Note may be converted to Common Stock at the election of the Holder at a price equal to the IPO price of the Common Stock. At any time following an IPO, any portion of the principal and interest of this Note not so converted may be converted at the option of the Holder at the IPO price of the Common Stock plus $1.00 per share (the "Conversion Shares"). However, if the price of the Common Stock is at least $3.00 above the IPO price for a period of 10 consecutive trading days, the Company may convert any remaining principal and accrued interest of the Note into Conversion Shares at a price equal to $1.00 per share above the IPO price.

                  5.       Registration Rights

                           a. The Company  will use its best efforts to register
under the 1933 Act all of the shares of Common Stock issuable to the Holders pursuant to Section 4 above concurrently with an IPO, as set forth in that certain Registration Rights Agreement of even date.

                           b. The Company  undertakes to keep such  registration
statement effective and "current" until the earlier of (y) the public sale of all of the Holders' Common Stock; or (z) until all of the Holders' Common Stock may be sold pursuant to Rule 144 promulgated under the 1933 Act. The Company, will at its sole expense, use its best efforts to "Blue Sky" the Holders'



                                       3




Common Stock in such states as the Placement Agent shall reasonably request, including but not limited to each state in which the Notes are sold.

                  6.       Covenants of Company

                           a. The Company  covenants and agrees that, so long as
this Note shall be outstanding, it will:

                              (i) Promptly pay and  discharge  all lawful taxes,
assessments and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become a lien upon the Company's assets or property, as well as all lawful claims for labor, materials and supplies which, if unpaid, would become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay or discharge, any such tax, assessment, charge, levy or claim, so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

                              (ii) Do or cause to be done all  things  necessary
to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company as its counsel may advise;

                              (iii) At all times maintain, preserve, protect and
keep its property used and useful in the conduct of its business so that the business carried on in connection therewith may be properly and advantageously conducted in the ordinary course at all times;

                              (iv) Keep adequately  insured by financially sound
insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

                              (v) At all  times  keep  true and  correct  books,
records and accounts; and



                                       4





                              (vi) File, on a timely basis, all reports required
to be filed pursuant to the Securities and Exchange Act of 1934, as amended, if such may be required.

                  7.       Events of Default

                           a. This Note shall become due and payable immediately
upon any of the following events, hereinafter called "Events of Default":

                              (i)  Default in the  payment of the  principal  or
accrued interest on this Note, when and as the same shall become due and payable, whether by acceleration or otherwise, if such default shall continue uncured for 10 days.

                              (ii) Default in the due  observance or performance
of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, if such default shall continue uncured for 15 days.

                              (iii)  Default in the payment of any  principal or
interest due in connection with any secured or institutional indebtedness now or hereinafter due and owing by the Company;

                              (iv) The  entry of a final  judgment,  arbitration
award or order against the Company in an amount exceeding $100,000 which judgment remains unsatisfied for thirty (30) days after the date of such entry;

                              (v)   Application   for,   or   consent   to,  the
appointment of a receiver, trustee or liquidator for the Company or of its property;

                              (vi) Except as disclosed in the Confidential  Term
Sheet, admission in writing of the Company's inability to pay its debts as they mature;

                              (vii)  General  assignment  by the Company for the
benefit of creditors;




                                       5




                              (viii)  Filing  by  the  Company  of  a  voluntary
petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

                              (ix) Entering against the Company of a court order
approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 60 days.

                           b. The  Company  agrees  that it shall give notice to
the Holder at his or her registered address by certified mail, of the occurrence of any Event of Default within five (5) business days after such Event of Default shall have occurred.

                           c. In case any one or more of the  Events of  Default
specified above shall happen or be continuing, the Holder may proceed to protect and enforce his or her right by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such Holder may have, including such rights as set forth in that certain security agreement of even date between the Company and Rickel & Associates, Inc. as agent for the several Holders.

                  8.       Miscellaneous

                           a. This Note has been issued by the Company  pursuant
to authorization of the Board of Directors of the Company.

                           b. The Company may  consider  and treat the person in
whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment, and the transferee shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owners shall take place upon presentation of this Note to the Company at its principal offices, together with a duly



                                       6






authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed, and only in accordance with Paragraph 1 hereof. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

                           c. Except as set forth in Section 4 above, the Holder
shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, whether at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

                           d. Upon receipt by the Company of evidence reasonably
satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

                           e. This  Note  shall be  construed  and  enforced  in
accordance with the laws of the State of New York. The Company and the Holder hereby consent to the jurisdiction of the courts of the State of New York and the United States District Courts situated therein in connection with any action concerning the provisions of this Note instituted by the Holder against the Company.

                           f. No  recourse  shall be had for the  payment of the
principal or interest of this Note against any incorporator or any past, present or future stockholder, officer, director, agent or attorney of the Company, or of any successor corporation, otherwise, all such liability of the incorporators, stockholders, officers, directors, attorneys and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

                           g. The  Company  shall pay all  reasonable  costs and
expenses  incurred by the Holder to enforce any of the




                                       7







provisions of this Note, including attorneys' fees and other expenses of collection.

                  IN WITNESS WHEREOF, AUGMENT SYSTEMS INCORPORATED, has caused this Note to be signed in its name by its President.

                                                AUGMENT SYSTEMS INCORPORATED


                                                By:
                                                   ----------------------------
                                                   Lorrin Gale,
                                                   President





                                       8